SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2002

Northern Star Financial, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-25231	41-1912467
(Commission File Number)	(IRS Employer Identification No.)

1650 Madison Avenue

Mankato, Minnesota  56001

(Address of Principal Executive Offices and Zip Code)

(507) 387-2265

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.                    Other Events.

                On September 20, 2002, the Registrant issued a press release relating to third quarter earnings.  The full text of the press release is set forth in Exhibit 99 which is attached hereto and incorporated in this Report as if fully set forth herein.

Item 7.                    Financial Statements and Exhibits.

                Exhibit 99               Press release dated September 20, 2002.

Item 9.                    Regulation FD Disclosure.

                On September 24, 2002, Thomas P. Stienessen, Chief Executive Officer, and Dean M. Doyscher, Chief Financial Officer, of Northern Star Financial, Inc. (the “Company”) each submitted correspondence to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, certifying that:

                (1)           The Annual Report on Form 10-KSB for the year ended June 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Limitation on Incorporation by Reference.

                Pursuant to general instruction B.2. of Form 8-K, the information in this report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN STAR FINANCIAL, INC.

	By	/s/ Thomas P. Stienessen
Date: September 24, 2002		Thomas P. Stienessen
Chief Executive Officer

EXHIBIT INDEX

Northern Star Financial, Inc.

Form 8-K

Exhibit Number	Description
99	Press release dated September 20, 2002